                                                                    Exhibit 25.1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                _______________

                                    FORM T-1

STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

             CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                     TRUSTEE PURSUANT TO SECTION 305(b)(2)
                                _______________

                       U.S. TRUST COMPANY OF TEXAS, N.A.
              (Exact name of trustee as specified in its charter)

                                                  75-2353745
       (State of incorporation                 (I.R.S. employer
        if not a national bank)                 identification No.)

       2001 Ross Ave, Suite 2700                     75201
             Dallas, Texas                         (Zip Code)
         (Address of trustee's
      principal executive offices)

                               Compliance Officer
                       U.S. Trust Company of Texas, N.A.
                           2001 Ross Ave, Suite 2700
                              Dallas, Texas  75201
                                 (214) 754-1200
           (Name, address and telephone number of agent for service)

                                _______________
                               ITC DeltaCom, Inc.
              (Exact name of obligor as specified in its charter)

                 Delaware                         58-2301135
       (State or other jurisdiction of          (I.R.S. employer
       incorporation or organization)           identification No.)

             1791 O. G. Skinner Drive
                West Point, Georgia                   31833
       (Address of principal executive offices)     (Zip Code)
                                _______________
                 4 1/2% Convertible Subordinated Notes due 2006
                      (Title of the indenture securities)

                                    GENERAL

1.  General Information.
    --------------------

    Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

                Federal Reserve Bank of Dallas (11th District), Dallas, Texas
                        (Board of Governors of the Federal Reserve System)
                Federal Deposit Insurance Corporation, Dallas, Texas
                The Office of the Comptroller of the Currency, Dallas, Texas

     (b)  Whether it is authorized to exercise corporate trust powers.

                The Trustee is authorized to exercise corporate trust powers.

2.   Affiliations with Obligor and Underwriters.
     -------------------------------------------

     If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.

     None.

3.   Voting Securities of the Trustee.
     ---------------------------------

     Furnish the following information as to each class of voting securities of the Trustee:

                              As of July 20, 1999

--------------------------------------------------------------------------------

               Col A.                             Col B.

--------------------------------------------------------------------------------

          Title of Class                     Amount Outstanding

--------------------------------------------------------------------------------

Capital Stock - par value $100 per share        5,000 shares

4.   Trusteeships under Other Indentures.
     ------------------------------------

     Not Applicable

5.   Interlocking Directorates and Similar Relationships with the Obligor or
     -----------------------------------------------------------------------
     Underwriters.
     -------------

     Not Applicable

6.   Voting Securities of the Trustee Owned by the Obligor or its Officials.
     -----------------------------------------------------------------------

     Not Applicable

7.   Voting Securities of the Trustee Owned by Underwriters or their Officials.
     --------------------------------------------------------------------------

     Not Applicable

8.   Securities of the Obligor Owned or Held by the Trustee.
     -------------------------------------------------------

     Not Applicable

9.   Securities of Underwriters Owned or Held by the Trustee.
     --------------------------------------------------------

     Not Applicable

10.  Ownership or Holdings by the Trustee of Voting Securities of Certain
     --------------------------------------------------------------------
     Affiliates or Security Holders of the Obligor.
     ----------------------------------------------

     Not Applicable

11.  Ownership or Holdings by the Trustee of any Securities of a Person Owning
     -------------------------------------------------------------------------
     50 Percent or More of the Voting Securities of the Obligor.
     -----------------------------------------------------------

     Not Applicable

12.  Indebtedness of the Obligor to the Trustee.
     -------------------------------------------

     Not Applicable

13.  Defaults by the Obligor.
     ------------------------

     Not Applicable

14.  Affiliations with the Underwriters.
     -----------------------------------

     Not Applicable

15.  Foreign Trustee.
     ----------------

     Not Applicable

16.  List of Exhibits.
     -----------------

     T-1.1  -  A copy of the Articles of Association of U.S. Trust Company of
               Texas, N.A.; incorporated herein by reference to Exhibit T-1.1 filed with Form T-1 Statement, Registration No. 22-21897.

16.  (con't.)

     T-1.2 - A copy of the certificate of authority of the Trustee to commence business; incorporated herein by reference to Exhibit T-1.2 filed with Form T-1 Statement, Registration No. 22-21897.

     T-1.3 - A copy of the authorization of the Trustee to exercise corporate trust powers; incorporated herein by reference to Exhibit T-1.3 filed with Form T-1 Statement, Registration No. 22-21897.

     T-1.4 - A copy of the By-laws of the U.S. Trust Company of Texas, N.A., as amended to date; incorporated herein by reference to Exhibit T-1.4 filed with Form T-1 Statement, Registration No. 22-21897.

     T-1.6 - The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939.

     T-1.7 - A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.


                                       NOTE

As of July 20, 1999, the Trustee had 5,000 shares of Capital Stock outstanding, all of which are owned by U.S. T.L.P.O. Corp. As of July 20, 1999, U.S. T.L.P.O. Corp. had 35 shares of Capital Stock outstanding, all of which are owned by U.S. Trust Corporation. U.S. Trust Corporation had outstanding 18,436,338 shares of $1 par value Common Stock as of July 20, 1999.

The term "Trustee" in Items 2, 5, 6, 7, 8, 9, 10 and 11 refers to each of U.S Trust Company of Texas, N.A., U.S. T.L.P.O. Corp. and U.S. Trust Corporation.

In as much as this Form T-1 is filed prior to the ascertainment by the Trustee of all the facts on which to base responsive answers to Items 2, 5, 6, 7, 9, 10 and 11, the answers to said Items are based upon incomplete information. Items 2, 5, 6, 7, 9, 10 and 11 may, however, be considered correct unless amended by an amendment to this Form T-1.

In answering any items in this Statement of Eligibility and Qualification which relates to matters peculiarly within the knowledge of the obligors or their directors or officers, or an underwriter for the obligors, the Trustee has relied upon information furnished to it by the obligors and will rely on information to be furnished by the obligors or such underwriter, and the Trustee disclaims responsibility for the accuracy or completeness of such information.


                                _______________

                                   SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, U.S Trust Company of Texas, N.A., a national banking association organized under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Dallas, and State of Texas on the 21st day of July, 1999.

                                    U.S. Trust Company
                                    of Texas, N.A., Trustee



                                    By: /s/ Louis P. Young
                                       ----------------------------------
                                        Louis P. Young
                                        Authorized Officer

                                                       Exhibit T-1.6



                               CONSENT OF TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 as amended in connection with the proposed issue of ITC DeltaCom, Inc. 4 1/2 Convertible Subordinated Notes due 2006, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefore.



                                    U.S. Trust Company of Texas, N.A.



                                    By: /s/ Louis P. Young
                                       ------------------------------------
                                        Louis P. Young
                                        Authorized Officer

                                                                           Board of Governors of the Federal Reserve System
                                                                           OMB Number:  7100-0036
                                                                           Federal Deposit Insurance Corporation
                                                                           OMB Number:  3064-005
                                                                           Office of the Comptroller of the Currency
Federal Financial Institutions Examination Council                         OMB Number:  1557-0081
                                                                           Expires March 31, 2001

------------------------------------------------------------------------------------------------------------------------------------

                                                                           (1)
                                                                           Please Refer to Page I,
(LOGO)                                                                     Table of Contents, for
                                                                           the required disclosure
                                                                           of estimated burden.

------------------------------------------------------------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR A BANK
WITH DOMESTIC OFFICES ONLY AND TOTAL ASSETS OF LESS
THAN $100 MILLION OR MORE BUT LESS THAN $300 MILLION -                     (19990331)
-  FFIEC  033                                                              ---------
                                                                           (RCRI 9999)

REPORT AT THE CLOSE OF BUSINESS March 31, 1999                             This report form is to be filed by banks with domestic
                                                                           offices only.  Banks with branches and consolidated
This report is required by law:  12 U.S.C. Section (S)                     subsidiaries in U.S. territories and possessions, Edge
324 (State member banks); 12 U.S.C. Section (S) 1817                       or Agreement subsidiaries, foreign branches,
(State nonmember banks); and 12 U.S.C. Section (S) 161                     consolidated foreign subsidiaries, or International
(National banks).                                                          Banking Facilities must file FFIEC 031.

------------------------------------------------------------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National Banks.

I,  Alfred B. Childs, Managing Director
  ------------------------------------------
        Name and Title of  Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and Income
(including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/s/         Alfred B. Childs
---------------------------------------------------
  Signature of Officer Authorized to Sign Report

April 21, 1999
---------------------------------------------------
 Date of Signature


The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions. NOTE: these instructions may in some cases differ from generally accepted accounting principles.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate
Federal regulatory authority and is true and correct.

/s/     Stuart M. Pearman
--------------------------------------------------
Director (Trustee)

/s/.    J. T. More, Jr.
--------------------------------------------------
Director (Trustee)

/s/.    Arthur White
-------------------------------------------------
Director (Trustee)

------------------------------------------------------------------------------------------------------------------------------------

Submission of Reports

Each bank must prepare its Reports of Condition and Income either:
(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic
      Data Systems Corporation (EDS), by modem or on computer diskette; or
(b) in hard-copy (paper) form and arrange for another party to convert the paper report to electronic form. That party (if other than EDS) must transmit the bank's computer data file to EDS.

For electronic filing assistance, contact EDS Call Report Services,
2150 North Prospect Avenue, Milwaukee, WI  53202, telephone (800)
255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page to the hard-copy record of the completed report that the bank places in its files.

------------------------------------------------------------------------------------------------------------------------------------

FDIC Certificate Number   33217                                             US Trust Company of Texas, National Association
                        ---------                                           ------------------------------------------------------
                      (RCRI 9050)                                           Legal Title of Bank (TEXT 9010)

                                                                            Dallas
                                                                            -------------------------------------------------------
                                                                            City (TEXT 9130)

                                                                            TX                                      75201
                                                                            -------------------------------------------------------
                                                                            State Abbrev. (TEXT 9200)        Zip Code. (TEXT 9220)



Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency



U.S. Trust Company of Texas, N.A.                         Call Date:            3/31/1999        State #:   48-6797      FFIEC  033
2001 Ross Avenue, Suite 2700                              Vendor ID:                    D         Cert #:     33217      RC-1
Dallas, TX  75201                                         Transit #:             11101765



                                                                                                                     ---------------
                                                                                                                            9
                                                                                                                     ---------------


CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR March 31, 1999

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC - Balance Sheet
                                                                                                                             C200
                                                                                                       Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
 1.     Cash and balances due from depository institutions:                                            RCON
                                                                                                                ----------
        a. Noninterest-bearing balances and currency and coin (1,2)______________  ______   _______    0081         1,297  1.a
                                                                                                                ----------
        b. Interest bearing balances (3)_________________________________________  ______   _______    0071           696  1.b
                                                                                                                ----------
 2.     Securities:
                                                                                                                ----------
        a. Held-to-maturity securities (from Schedule RC-B, column A)____________  ______   _______    1754             0  2.a
                                                                                                                ----------
        b. Available-for-sale securities (from Schedule RC-B, column D)__________  ______   _______    1773       131,683  2.b
                                                                                                                ----------
 3.     Federal funds sold (4) and securities purchased under agreements to                            1350         6,000  3
        resell:
                                                                                                                ----------
 4.     Loans and lease financing receivables:                                     RCON
                                                                                            --------
        a. Loans and leases, net of unearned income (from Schedule RC-C)________    2122     22,709                        4.a
                                                                                            --------
        b. LESS: Allowance for loan and lease losses____________________________    3123        260                        4.b
                                                                                            --------
        c. LESS: Allocated transfer risk reserve________________________________    3128          0                        4.c
                                                                                            --------
        d. Loans and leases, net of unearned income, allowance, and reserve                           RCON
                                                                                                       ----     ----------
             (item 4.a minus 4.b and 4.c)______________________________________    ______   _______    2125        22,249  4.d
                                                                                                                ----------
 5.     Trading assets____________________________________________________________ ______   _______    3545             0  5.
                                                                                                                ----------
 6.     Premises and fixed assets (including capitalized leases)__________________ ______   _______    2145           917  6.
                                                                                                                ----------
 7.     Other real estate owned (from Schedule RC-M)______________________________ ______   _______    2150             0  7.
                                                                                                                ----------
 8.     Investments in unconsolidated subsidiaries and associated companies
        (from Schedule RC-M)______________________________________________________ ______   _______    2130             0  8
                                                                                                                ----------
 9.     Customers' liability to this bank on acceptances outstanding______________ ______   _______    2155             0  9.
                                                                                                                ----------
10.     Intangible assets (from Schedule RC-M)____________________________________ ______   _______    2143         1,950  10.
                                                                                                                ----------
11.     Other assets (from Schedule RC-F)_________________________________________ ______   _______    2160         2,527  11.
                                                                                                                ----------
12.     Total assets (sum of items 1 through 11)__________________________________ ______   _______    2170       167,519  12.
                                                                                                                ----------

(1)  Includes cash items in process of collection and unposted debits.
(2)  Included time certificates of deposit not held for trading.


U.S. Trust Company of Texas, N.A.               Call Date:  03/31/1999       State #:   48-6797       FFIEC  033
2001 Ross Avenue, Suite 2700                    Vendor ID:           D        Cert #:     33217       RC-2
Dallas, TX  75201                               Transit #:    11101765
                                                                                                             ---------------
                                                                                                                    10
                                                                                                             ---------------

Schedule RC - Continued

                                                                                                      Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13.     Deposits:
        a.  In domestic offices (sum of totals of                                                      RCON
                                                                                                                ----------
             columns A and C from Schedule RC-E)________________________________    RCON               2200       141,618  13.a
                                                                                    -----
                                                                                                                ----------

                                                                                            --------
             (1)  Noninterest-bearing                                               6631      8,794                        13.a.1
        ___________________________________________________
                                                                                            --------
             (2)  Interest-bearing                                                  6636    132,824                        13.a.2
        ---------------------------------------------------
                                                                                            --------
        b.    In foreign offices, Edge and Agreement subsidiaries, and IBFs
              (1) Noninterest-bearing____________________________________________
              (2) Interest-bearing_______________________________________________
                                                                                                                ----------
14.     Federal funds purchased(2) and securities sold under agreements to                             RCON             0  14
                                                                                                       ----
        repurchase:                                                                                    2800
                                                                                                                ----------
15.     a. Demand notes issued to the U.S. Treasury______________________________  ______   _______    2840             0  15.a
                                                                                                                ----------
        b. Trading liabilities___________________________________________________  ______   _______    3548             0  15.b
                                                                                                                ----------
16. Other borrowed money:
                                                                                                                ----------
        a. With a remaining maturity of one year or less_________________________  ______   _______    2332             0  16.a
                                                                                                                ----------
        b.  With a remaining maturity of more than one year through three years__  ______   _______    A547         2,000  16.b
                                                                                                                ----------
        c. With a remaining maturity of more than three years____________________  ______   _______    A548         1,000  16.c
                                                                                                                ----------
                                                                                                                ----------
17.     Not applicable

18.     Bank's liability on acceptances executed and outstanding_________________  ______   _______    2920             0  18.
                                                                                                                ----------
19.     Subordinated notes and debentures________________________________________  ______   _______    3200             0  19.
                                                                                                                ----------
20.     Other liabilities (from Schedule RC-G)___________________________________  ______   _______    2930         2,317  20.
                                                                                                                ----------
21.     Total liabilities (sum of items 13 through 20)___________________________  ______   _______    2948       146,935  21.
                                                                                                                ----------
22.     Not applicable

EQUITY CAPITAL
                                                                                                                ---------
                                                                                                       RCON        7,000   23.
23.     Perpetual preferred stock and related surplus____________________________  ______   ______     3838
                                                                                                                ---------
24.     Common stock_____________________________________________________________  ______   ______     3230          500   24.
                                                                                                                ---------
25.     Surplus (exclude all surplus related to preferred stock__________________  ______   ______     3839        8,384   25.
                                                                                                                ---------
26.     a. Undivided profits and capital reserves________________________________  ______   ______     3632        4,406   26.a
                                                                                                                ---------
        b.  Net unrealized holding gains (losses) on available-for-sale            ______   ______     8434          294   26.b
        securities_______________________________________________________________
                                                                                                                ---------
27.     Cumulative foreign currency translation adjustments______________________
                                                                                                                ---------
28.     Total equity capital (sum of items 23 through 27)________________________  ______   ______     3210       20,584   28.
                                                                                                                ---------
29.     Total liabilities and equity capital (sum of items 21 and 28)____________  ______   ______     2257      167,519   29.
                                                                                                                ---------

Memorandum

     To be reported only with the March Report of Condition.                                                      Number
                                                                                                                  ------

1.  Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for
    the bank by independent external auditors as of any date during 1998_____                         6724        1  M.1
                                                                                                                  ------

1 = Independent audit of the bank conducted in accordance              4 = Directors' examination of the bank performed by other
    with generally accepted auditing standards by certified                 external   auditors   (may  be   required   by  state
    public accounting firm which submits a report on the  bank              chartering authority)
2 = Independent audit of the bank's parent holding company             5 = Review of the bank's financial statements by external
    conducted in accordance with generally accepted auditing               auditors
    standards by a certified public accounting firm which              6 = Compilation of the bank's financial statements by
    submits a report on the consolidated holding company (but              external auditors
    not on the bank separately)                                        7 = Other audit procedures (excluding tax preparation
3 = Directors' examination of the bank conducted in accordance             work)
    with generally accepted auditing standards by a certified          8 = No external audit work
    public accounting firm (may be required by state chartering authority)



(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2)  Includes limited-life preferred stock and related surplus.